Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

[GRAPHIC OMITTED]



DELAWARE
Diversified Value Fund
Class A o Class B o Class C





STRUCTURED PRODUCTS

Prospectus
January 31, 2002
(as amended  May 1, 2002)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

.........................................................................
Fund profile                                               page 2
Delaware Diversified Value Fund                                 2
.........................................................................
How we manage the Fund                                     page 5
Our investment strategy                                         5
The risks of investing in the Fund                              7
.........................................................................
Who manages the Fund                                       page 8
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
.........................................................................
About your account                                        page 10
Investing in the Fund                                          10
   Choosing a share class                                      10
How to reduce your sales charge                                12
How to buy shares                                              13
Retirement plans                                               14
How to redeem shares                                           15
Account minimums                                               16
Special services                                               17
Exchanges                                                      17
Dividends, distributions and taxes                             19
Certain management considerations                              19
.........................................................................
Financial highlights                                      page 20
.........................................................................
Glossary                                                  page 22

Profile: Delaware Diversified Value Fund

What is the Fund's goal?

Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in dividend-paying stocks and income producing securities that are convertible into common stocks. Typically the stocks selected for the portfolio will have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: lower price to earnings ratio, lower price to cash flow ratio, a lower price to book ratio or improving earnings estimates.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance from particular industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors looking for growth potential.

o Investors looking for a core investment to act as a foundation for their equity portfolio.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors whose primary goal is income.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Diversified Value Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Class A shares have varied over the past three calendar years, as well as the average annual returns for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense caps in effect during the periods. The returns would be lower without the expense caps. Please see footnotes below for additional information about expense caps.

Year-by-year total return (Class A)

                               [GRAPHIC OMITTED]

                          10.30%       7.21%      -5.35%
                          ------       -----      ------
                           1999        2000        2001

As of March 31, 2002, the Fund's Class A shares had a calendar year-to-date return of 4.47%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.97% for the quarter ended June 30, 1999 and its lowest quarterly return was -12.01% for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual returns for periods ending 12/31/01

                                                           1 year    lifetime**
Class A (inception 9/15/98)                                -10.76%       6.27%
Class B (if redeemed)*
   (inception 5/1/02)                                         N/A         N/A
Class C (if redeemed)*
   (inception 5/1/02)                                         N/A         N/A
Russell 1000 Value Index                                    -5.59%       7.49%

  The Fund's returns above are compared to the performance of the Russell 1000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.
 *The returns are not shown for Class B and Class C shares because the Classes commenced operations after the close of the Fund's fiscal year.
**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Salomon Smith Barney Cash Pay High-Yield Index returns are for 10 years. Index returns for Class B and Class C lifetimes are not shown because the Classes commenced operations after the close of the Fund's fiscal year.

What are the Fund's fees and expenses?         CLASS                                                 A         B          C
-----------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from      Maximum sales charge (load) imposed on
your investments when you buy or sell             purchases as a percentage of offering price      5.75%      none      none
shares of the Fund.                            Maximum contingent deferred sales charge (load)
                                                  as a percentage of original purchase price or
                                                  redemption price, whichever is lower              none(1)  5.00%(2)  1.00%(3)
                                               Maximum sales charge (load) imposed on
                                                  reinvested dividends                              none      none      none
                                               Redemption fees                                      none      none      none
-----------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted    Management fees                                     0.65%      0.65%     0.65%
from the Fund's assets.                        Distribution and service (12b-1) fees               0.25%(4)   1.00%     1.00%
                                               Other expenses                                      0.64%      0.64%     0.64%
                                               Total annual fund operating expenses                1.59%      2.29%     2.29%
                                               Fee waivers and payments(5)                        (0.09%)    (0.09%)   (0.09%)
                                               Net expenses                                        1.45%      2.20%     2.20%

                                               CLASS(7)               A           B            B           C            C
                                                                                             (if                      (if
                                                                                        redeemed)                redeemed)
------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare   1 year              $714        $223         $723        $223         $323
the cost of investing in the Fund to the       3 years           $1,025        $707       $1,007        $707         $707
cost of investing in other mutual funds with   5 years           $1,358      $1,217       $1,417      $1,217       $1,217
similar investment objectives. We show the     10 years          $2,297      $2,431       $2,431      $2,619       $2,619
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(6) This
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through April 30, 2003 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. The distributor waived the 12b-1 fees from the Fund's inception through April 30, 2002. Had the 12b-1 fees not been waived, the Fund's returns shown on page 3 would have been lower.
(5) The investment manager has contracted to waive fees and pay expenses through April 30, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.20% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.
(7) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategy

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We rank a broad universe of stocks using both value characteristics (low price-to-earnings ratio, low price to book ratio, low price to cashflow ratio) and growth characteristics (improving earnings estimates). Based on the ranking, we then do fundamental research on the most attractive companies. A combination of these two analyses is used to select stocks for the portfolio. We rely more heavily on the initial quantitative ranking in our final selection.

The Fund seeks to achieve its objective by investing primarily in dividend paying stocks and income producing securities that are convertible into common stocks. The Fund will generally invest in companies currently having a market capitalization of at least $1 billion. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index:

o a lower price-to-earnings ratio;

o a lower price-to-cash flow ratio;

o a lower price-to-book ratio; or

o improving earnings estimates.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of value and growth characteristics such as those mentioned above. Generally speaking, a value orientation focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A growth oriented strategy, on the other hand, typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A composite ranking is generated which seeks to identify companies with favorable valuations and/or improving fundamentals. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manager will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
Stocks generally offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                    Securities                                                            How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership          Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                     stock. We will generally invest in companies of at least $1
corporation's profits and losses, proportionate to the                billion in market capitalization, but may also invest in
number of shares they own.                                            smaller companies.

Convertible securities: Usually preferred stocks or                   The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of             them on the basis of the common stock into which that can be
shares of common stock at a predetermined price.                      converted, not on the basis on the debt ratings of the
                                                                      convertible securities.

Foreign Stocks and Depositary Receipts: Foreign stocks are            We may invest up to 20% of the Fund's net assets in foreign
those issued by a company that is located in a foreign                companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign company          European Depositary Receipts. We would typically hold
or generates the majority of its operating income in a                Depositary Receipts when we believe they offer greater
foreign country.                                                      appreciation potential than U.S. securities. Investing
                                                                      directly in international securities is not typically a
Depositary receipts are issued by a U.S. or foreign bank and          significant component of our strategy.
represent the bank's holdings of a stated number of shares
of a foreign corporation. A Depositary Receipt entitles the
holder to all dividends and capital gains earned by the
underlying foreign shares. Depository Receipts are bought
and sold the same as U.S. securities.

Options and Futures: Options represent a right to buy or              At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon            to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or             them. We might buy or sell options or futures to neutralize
may not choose to go through with the transaction. The                the effect of any price declines, without buying or selling
seller of the option, however, must go through with the               a security, or as a hedge against changes in interest rates.
transaction if its purchaser exercises the option.                    We might also use options or futures to gain exposure to a particular market segment without purchasing individual
Futures contracts are agreements for the purchase or sale of          securities in that segment or to earn additional income for
a security or a group of securities at a specified price, on          the Fund.
a specified date. Unlike purchasing an option, a futures
contract must be executed unless it is sold before the                Use of these strategies can increase the operating cost of
settlement date.                                                      the Fund and can lead to loss of principal.

Certain options and futures are generally considered to be derivative securities.

Repurchase agreements: An agreement between a buyer of                Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in           investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a           into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,             collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.                 only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to               collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose              We may invest in privately placed securities including those
resale is restricted under securities law.                            that are eligible for resale only among certain
                                                                      institutional buyers without registration, commonly known as
                                                                      "Rule 144A Securities."

Illiquid securities: Securities that do not have a ready              We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at                securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including without limitation, preferred stock, warrants and other equity securities, other than common stock, that are convertible into common stock. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. Borrowing money could result in the Fund being unable to meet its investment objectives.

Lending securities Fund may lend up to 25% of its assets to qualified broker, dealers or institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund brought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                            How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------

Market risk is the risk that all or a majority of the                 We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                stocks we believe can appreciate over an extended time frame
market--will decline in value because of factors such as              regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                  predict overall stock market movements and generally do not
confidence.                                                           trade for short-term purposes.

Industry and security risk is the risk that the value of              We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an                industry and in any individual security. We also follow a
individual stock or bond will decline because of changing             rigorous selection process designed to identify under-valued
expectations for the performance of that industry or for the          securities before choosing securities for the portfolio.
individual company issuing the stock or bond.

Futures and options risk is the possibility that a fund may           We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                 We may use options and futures to protect gains in the
strategy related to a security or a market index and that             portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what           use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve             that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.

Foreign risk is the risk that foreign securities may be               Investing in foreign securities is not a significant part of
adversely affected by political instability, changes in               our strategy. We may not invest more than 20% of net assets
currency exchange rates, foreign economic conditions or               in direct and indirect holdings of foreign securities.
inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be           We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.62% as a percentage of daily net assets for the last fiscal year, which includes a reduction due to expense limitations.


Portfolio managers
J. Paul Dokas has primarily responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Dokas regularly consults with Christopher S. Adams and Robert E. Ginsberg.

J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He is also responsible for quantitative research used to develop and refine existing investment services and for making asset-allocation decisions for various Delaware portfolios. He joined Delaware Investments in 1997 from Bell Atlantic Corporation, where he was Director of Trust Investment Management. He earned a bachelor's degree at Loyola College in Baltimore and a MBA degree at the University of Maryland. He is a CFA charterholder. Mr. Dokas is member of AIMR, a member of the Society of Quantitative Analysts and a Director of the Philadelphia Society of Financial Analysts. In researching securities and making investment decisions for the Fund, Mr. Dokas consults with William E. Dodge.

Christopher S. Adams, Vice President/Senior Equity Analyst I, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and master's degrees in History and Economics from Oxford University, England and received a MBA with dual majors in Finance and Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of AIMR and the Philadelphia Society of Financial Analysts.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. He is currently studying for a MBA at the Wharton School of the University of Pennsylvania. Mr. Ginsberg is a CFA charterholder. He is a member of AIMR and the Philadelphia Society of Financial Analysts.

Who's who?

This shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------     JPMorgan Chase Bank
   2005 Market Street                                 -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                2005 Market Street                   Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------          2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                              2001 Market Street               |
                                        Philadelphia, PA 19103-7055            |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Diversified Value Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Class A
Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A sales charges

---------------------------------------------------------------------------------------------------------
                            Sales charge as %           Sales charge as %        Dealer's commission as
Amount of purchase          of offering price           of amount invested       % of offering price
---------------------------------------------------------------------------------------------------------
Less than $50,000              5.75%                          6.10%                      5.00%

  50,000 but
under $100,000                 4.75%                          4.99%                      4.00%

 $100,000 but
under $250,000                 3.75%                          3.90%                      3.00%

 $250,000 but
under $500,000                 2.50%                          2.56%                      2.00%

  $500,000 but
under $1 million               2.00%                          2.04%                      1.60%
---------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year after your purchase, unless a specific waiver of the charge applies.

---------------------------------------------------------------------------------------------------------
                            Sales charge as %           Sales charge as %        Dealer's commission as
Amount of purchase          of offering price           of amount invested       % of offering price
---------------------------------------------------------------------------------------------------------
$1 million up to $5 million    none                          none                      1.00%

    Next $20 million
   up to $25 million           none                          none                      0.50%

Amount over $25 million        none                          none                      0.25%
---------------------------------------------------------------------------------------------------------

10

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, absent 12b-1 fee waivers, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%, which is currently being waived. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Absent 12b-1 fee waivers, Class C shares are subject to an annual 12b-1 fee no be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Share class
Program                        How it works                        A                            B                       C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent                 Through a Letter of Intent you     X                       Although the Letter of Intent and
                                 agree to invest a certain                                  Rights of Accumulation do not apply
                                 amount in Delaware Investments                             to the purchase of Class B and
                                 Funds (except money market                                 Class C shares, you can combine
                                 funds with no sales charge)                                your purchase of Class A shares
                                 over a 13-month period to                                  with your purchase of Class B and
                                 qualify for reduced front-end                              Class C shares to fulfill your
                                 sales charges.                                             Letter of Intent or qualify for
                                                                                             Rights of Accumulation.
Rights of Accumulation           You can combine your holdings      X
                                 or purchases of all funds in
                                 the Delaware Investments
                                 family (except money market
                                 funds with no sales charge) as
                                 well as the holdings and
                                 purchases of your spouse and
                                 children under 21 to qualify
                                 for reduced front-end sales
                                 charges.

Reinvestment of                  Up to 12 months after you         For Class A, you will     For Class B, your       Not available.
Redeemed Shares                  redeem shares, you can            not have to pay an        account will be
                                 reinvest the proceeds without     additional front-end      credited with the
                                 paying a sales charge as noted    sales charge.             contingent deferred
                                 to the right.                                               sales charge you
                                                                                             previously paid on the
                                                                                             amount you are
                                                                                             reinvesting. Your
                                                                                             schedule for contingent
                                                                                             deferred sales charges
                                                                                             and conversion to Class
                                                                                             A will not start over
                                                                                             again; it will pick up
                                                                                             from the point at which
                                                                                             you redeemed your
                                                                                             shares.

SIMPLE IRA, SEP IRA, SARSEP,     These investment plans may        X                         There is no reduction in sales
Prototype Profit Sharing,        qualify for reduced sales                                   charges for Class B or Class C
Pension, 401(k), SIMPLE          charges by combining the                                    shares for group purchases by
401(k), 403(b)(7), and 457       purchases of all members of                                 retirement plans.
Retirement Plans                 the group. Members of these
                                 groups may also qualify to
                                 purchase shares without a
                                 front-end sales charge and may
                                 qualify for a waiver of any
                                 contingent deferred sales
                                 charges.

-----------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[PERSON OMITTED]                Through your financial advisor

                                Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[ENVELOPE OMITTED]              By mail

                                Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005
                                Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account)
                                with your check.


[WIRE OMITTED]                 By wire

                               Ask your bank to wire the amount you want to invest to Bank of New York, ABA
                               #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[ARROWS OMITTED]               By exchange

                               You can exchange all or part of your investment in one or more funds in the
                               Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the
                               Shareholder Service Center at 800 523-1918.

[KEYPAD OMITTED]               Through automated shareholder services

                               You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder
                               Service Center at 800 523-1918.


Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans
In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[PERSON OMITTED]                Through your financial advisor

                                Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[ENVEOPLE OMITTED]              By mail

                                You can redeem your shares (sell them back to the fund) by mail by writing to:
                                Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All
                                owners of the account must sign the request, and for redemptions of more than
                                $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE OMITTED]             By telephone

                                You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[WIRE OMITTED]                  By wire

                                You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[KEYPAD OMITTED]                Through automated shareholder services

                                You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800
                                523-1918.



If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investment Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access
Online Account Access is a password protected area of Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery
With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)
--------------------------------------------------------------------------------

MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations
Investments by fund of funds and investment vehicles that operate similarly to funds of funds

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights

                                                                                                                Class A

                                                                                                             Year ended
                                                                                                                  11/30
                                       Delaware Diversified Value Fund                                2001       2000(1)
                                       ---------------------------------------------------------------------------------

The Financial highlights table         Net asset value, beginning of period                          $10.150     $10.690
is intended to help you
understand the Fund's                  Income (loss) from investment operations:
financial performance. All
"per share" information                Net investment income(2)                                        0.116       0.125
reflects financial results for
a single Fund share. This              Net realized and unrealized gain (loss) from investments       (0.309)      0.092
information has been audited                                                                         -------     -------
by Ernst & Young LLP, whose            Total from investment operations                               (0.193)      0.217
report, along with the Fund's                                                                        -------     -------
financial statements, is               Less dividends and distributions:
included in the Fund's annual
report, which is available             Distributions from net investment income                       (0.103)     (0.070)
upon request by calling 800
523-1918. Financial highlights         Distributions from net realized gain on investments            (0.147)     (0.687)
are not provided for Class B
and C shares because these             In excess of net realized gain on investments                  (0.217)         --
classes have commenced                                                                               -------     -------
operations after the close of          Total dividends and distributions                              (0.467)     (0.757)
the Fund's fiscal year.                                                                              -------     -------
                                       Net asset value, end of period                                $ 9.490     $10.150
                                                                                                     =======     =======
                                       Total return(3)                                                (2.11%)      2.32%

                                       Ratios and supplemental data:

                                       Net assets, end of period (000 omitted)                           $22         $23

                                       Ratio of expenses to average net assets                         0.75%       0.75%

                                       Ratio of expenses to average net assets prior to expense
                                          limitation and expenses paid indirectly                      1.08%       1.10%

                                       Ratio of net investment income to average net assets            1.18%       1.23%

                                       Ratio of net investment income to average net assets prior
                                          to expense limitation and expenses paid indirectly           0.85%       0.88%

                                       Portfolio turnover                                               101%        130%
------------------------------------------------------------------------------------------------------------------------

(1) Shares of the Delaware Diversified Value Fund Class A were initially offered on September 15, 1998. Prior to the fiscal year ended November 30, 1999, there was a balance of 1 share representing the initial seed purchase, as of September 15, 1998. Financial highlights for the period ended November 30, 1999 are not presented because the data is not believed to be meaningful. Ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

How to read the
Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) from investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions - Distributions from net realized gain on investments."


Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 1000 Value Index
The Russell 1000 Value Index; an unmanaged index that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's Prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stock or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware
Diversified Value Fund

Additional information about the Funds' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918.
You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Registrant's Investment Company Act file number: 811-750

Delaware Diversified Value Fund

                             CUSIP     NASDAQ
                             -----     ------
Class A                    24610C881   DDVAX
Class B                    24610C873   DDVBX
Class C                    24610C865   DDVCX


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

PR-456 [--] IVES 5/02

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[GRAPHIC OMITTED]


DELAWARE
Diversified Value Fund
Institutional Class



STRUCTURED PRODUCTS

Prospectus
January 31, 2002
(as revised May 1, 2002)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

.................................................................................
Fund profile                                               page 2
Delaware Diversified Value Fund                                 2
.................................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The risks of investing in the Fund                              7
.................................................................................
Who manages the Fund                                       page 8
Investment manager                                              8
Portfolio managers                                              8
Who's who?                                                      9
.................................................................................
About your account                                        page 10
Investing in the Fund                                          10
How to buy shares                                              11
How to redeem shares                                           12
Account minimum                                                13
Exchanges                                                      13
Dividends, distributions and taxes                             13
Certain management considerations                              13
.................................................................................
Financial highlights                                      page 14
.................................................................................
Glossary                                                  page 16

Profile: Delaware Diversified Value Fund

What is the Fund's goal?

Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in dividend-paying stocks and income producing securities that are convertible into common stocks. Typically the stocks selected for the portfolio will have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: lower price to earnings ratio, lower price to cash flow ratio, a lower price to book ratio or favorable trends in earnings estimates.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance from particular companies or industries.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for growth potential.
o Investors looking for a core investment to act as a foundation for their equity portfolio.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors whose primary goal is income.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Diversified Growth Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class shares have varied over the past three calendar years, as well as the average annual returns for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

Year-by-year total return (Institutional Class)

[GRAPHIC OMITTED]

        10.30%            7.21%           -5.35%
        ------            -----           ------
         1999              2000            2001


As of March 31, 2002, the Fund's Class A shares had a calendar year-to-date return of 4.58%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return 12.03% for the quarter ended June 30, 1999 and its lowest quarterly return was -12.01% for the quarter ended September 30, 2001.



Average annual returns for periods ending 12/31/01

                                                           Lifetime
                                       1 year          (inception 9/15/98)
Institutional Class                    -5.35%                  8.20%
Russell 1000 Value Index               -5.59%                  7.49%

The Fund's returns above are compared to the performance of the Russell 1000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------
You do not pay sales charges directly from your investments             Maximum sales charge (load) imposed on purchases
when you buy or sell shares of the Institutional Class.                  as a percentage of offering price                   none
                                                                        Maximum contingent deferred sales charge (load)
                                                                         as a percentage of original purchase price or
                                                                         redemption price, whichever is lower                none
                                                                        Maximum sales charge (load) imposed on
                                                                         reinvested dividends                                none
                                                                        Redemption fees                                      none
                                                                        Exchange fees(1)                                     none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the                    Management fees                                      0.65%
Fund's assets.                                                          Distribution and service (12b-1) fees                none
                                                                        Other expenses                                       0.64%
                                                                        Total annual fund operating expense                  1.29%
                                                                        Fee waivers and payments                            (0.09%)
                                                                        Total operating expenses(2)                          1.20%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of                1 year                                              $122
investing in the Fund to the cost of investing in other mutual          3 years                                             $400
funds with similar investment objectives. We show the                   5 years                                             $699
cumulative amount of Fund expenses on a hypothetical                    10 years                                          $1,549
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

How we manage the Fund

Our investment strategy

We research individual companies and analyze economic and market conditions, seeking to identify the securities that we believe are the best investments for the Fund. Following is a description of how the portfolio manager pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We rank a broad universe of stocks using both value characteristics (low price-to-earnings ratio, low price to book ratio, low price to cashflow ratio) and growth characteristics (improving earnings estimates). Based on the ranking, we then do fundamental research on the most attractive companies. A combination of these two analyses is used to select stocks for the portfolio. We rely more heavily on the initial quantitative ranking in our final selection.

The Fund seeks to achieve its objective by investing primarily in dividend paying stocks and income producing securities that are convertible into common stocks. The Fund will generally invest in companies currently having a market capitalization of at least $1 billion. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index:

o a lower price-to-earnings ratio;
o a lower price-to-cash flow ratio;
o a lower price-to-book ratio; or
o improving earnings estimates.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of value and growth characteristics such as those mentioned above. Generally speaking, a value orientation focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A growth oriented strategy, on the other hand, typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A composite ranking is generated which seeks to identify companies with favorable valuations and/or improving fundamentals. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manager will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models.

The Fund's investment objective is non-fundamental. This means the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
                                  Securities                                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership         Generally, we invest 85% to 100% of net assets in common
in a corporation. Stockholders participate in the                    stock. We will generally invest in companies of at least $1
corporation's profits and losses, proportionate to the               billion in market capitalization, but may also invest in
number of shares they own.                                           smaller companies.

Convertible securities: Usually preferred stocks or                  The Fund may invest in convertible securities and selects
corporate bonds that can be exchanged for a set number of            them on the basis of the common stock into which that can be
shares of common stock at a predetermined price.                     converted, not on the basis on the debt ratings of the
                                                                     convertible securities.

Foreign Stocks and Depositary Receipts: Foreign stocks are           We may invest up to 20% of the Fund's net assets in foreign
those issued by a company that is located in a foreign               companies directly or indirectly through American, Global or
country, has the majority of its assets in a foreign company         European Depositary Receipts. We would typically hold
or generates the majority of its operating income in a               Depositary Receipts when we believe they offer greater
foreign country.                                                     appreciation potential than U.S. securities. Investing
                                                                     directly in international securities is not typically a
Depositary receipts are issued by a U.S. or foreign bank and         significant component of our strategy.
represent the bank's holdings of a stated number of shares
of a foreign corporation. A Depositary Receipt entitles the
holder to all dividends and capital gains earned by the
underlying foreign shares. Depository Receipts are bought
and sold the same as U.S. securities.

Options and Futures: Options represent a right to buy or             At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon           to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or            them. We might buy or sell options or futures to neutralize
may not choose to go through with the transaction. The               the effect of any price declines, without buying or selling
seller of the option, however, must go through with the              a security, or as a hedge against changes in interest rates.
transaction if its purchaser exercises the option.                   We might also use options or futures to gain exposure to a particular market segment without purchasing individual
Futures contracts are agreements for the purchase or sale of         securities in that segment or to earn additional income for
a security or a group of securities at a specified price, on         the Fund.
a specified date. Unlike purchasing an option, a futures
contract must be executed unless it is sold before the               Use of these strategies can increase the operating cost of
settlement date. Certain options and futures are generally           the Fund and can lead to loss of principal.
considered to be derivative securities.

Repurchase agreements: An agreement between a buyer of               Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in          investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a          into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,            collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.                only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to              collateral is comprised of U.S. government securities.
cash.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities including those
resale is restricted under securities law.                           that are eligible for resale only among certain
                                                                     institutional buyers without registration, commonly known as
                                                                     "Rule 144A Securities."

Illiquid securities: Securities that do not have a ready             We may invest up to 15% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities, including without limitation, preferred stock, warrants and other equity securities, other than common stock, that are convertible into common stock. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. Borrowing money could result in the Fund being unable to meet its investment objectives.

Lending securities The Fund may lend up to 25% of its assets to qualified broker, dealers or institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund brought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors and may affect the Fund's performance.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                                Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond             stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as           regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall stock market movements and generally do not
confidence.                                                          trade for short-term purposes.

Industry and security risk is the risk that the value of             We limit the amount of the Fund's assets invested in any one
securities in a particular industry or the value of an               industry and in any individual security. We also follow a
individual stock or bond will decline because of changing            rigorous selection process designed to identify under-valued
expectations for the performance of that industry or for the         securities before choosing securities for the portfolio.
individual company issuing the stock or bond.

Futures and options risk is the possibility that a fund may          We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures                We may use options and futures to protect gains in the
strategy related to a security or a market index and that            portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what          use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve            that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.

Foreign risk is the risk that foreign securities may be              Investing in foreign securities is not a significant part of
adversely affected by political instability, changes in              our strategy. We may not invest more than 20% of net assets
currency exchange rates, foreign economic conditions or              in direct and indirect holdings of foreign securities.
inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.62% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to expense limitations.

Portfolio managers

J. Paul Dokas has primarily responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Dokas regularly consults with Christopher S. Adams and Robert E. Ginsberg.

J. Paul Dokas, Senior Vice President/Director of Research - Quantitative, leads Delaware's Structured Products Team in the portfolio management of over $3 billion in assets. He is also responsible for quantitative research used to develop and refine existing investment services and for making asset-allocation decisions for various Delaware portfolios. He joined Delaware Investments in 1997 from Bell Atlantic Corporation, where he was Director of Trust Investment Management. He earned a bachelor's degree at Loyola College in Baltimore and a MBA degree at the University of Maryland. He is a CFA charterholder. Mr. Dokas is member of AIMR, a member of the Society of Quantitative Analysts and a Director of the Philadelphia Society of Financial Analysts. In researching securities and making investment decisions for the Fund, Mr. Dokas consults with William E. Dodge.

Christopher S. Adams, Vice President/Senior Equity Analyst I, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both bachelor's and master's degrees in History and Economics from Oxford University, England and received a MBA with dual majors in Finance and Insurance/Risk Management from the Wharton School of the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of AIMR and the Philadelphia Society of Financial Analysts.

Robert E. Ginsberg, Vice President/Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He also performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in Economics with a concentration in Finance. He is currently studying for a MBA at the Wharton School of the University of Pennsylvania. Mr. Ginsberg is a CFA charterholder. He is a member of AIMR and the Philadelphia Society of Financial Analysts.

Who's who?

This shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------     JPMorgan Chase Bank
   2005 Market Street                                 -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------                2005 Market Street                   Service agent
  Portfolio managers                    Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
(see page 8 for details)                ---------------------------          2005 Market Street
----------------------------                          |                   Philadelphia, PA 19103-7094
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
                                              2001 Market Street               |
                                        Philadelphia, PA 19103-7055            |
                                     ------------------------------------      |
                                                                               |
                                                                               |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Diversified Value Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDRSM) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisors, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[ENVELOPE OMITTED]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[WIRE OMITTED]
By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[ARROWS OMITTED]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[PERSON OMITTED]
Through your financial advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[ENVELOPE OMITTED]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[TELEPHONE OMITTED]
By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[WIRE OMITTED]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[PERSON OMITTED]
Through your financial advisor
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations
Investments by fund of funds and investment vehicles that operate similarly to funds of funds
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                       Institutional Class
----------------------------------------------------------------------------------------------------------
                                                                                   Year ended       Period
Delaware Diversified                                                                    11/30  9/15/981 to
Value Fund                                                      2001       2000          1999     11/30/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.150     $10.690      $ 9.540      $8.500
Income from investment operations:
Net investment income(2)                                        0.116       0.125        0.129       0.026
Net realized and unrealized gain (loss)
   from investments                                            (0.309)      0.092        1.108       1.014
                                                              -------     -------      -------      ------
Total from investment operations                               (0.193)      0.217        1.237       1.040
                                                              -------     -------      -------      ------
Less dividends and distributions:
Distributions from net investment income                       (0.103)     (0.070)      (0.037)         --
Distributions from net realized gain on investments            (0.147)     (0.687)      (0.050)         --
In excess of net realized gain on investments                  (0.217)         --           --          --
                                                              -------     -------      -------      ------
Total dividends and distributions                              (0.467)     (0.757)      (0.087)         --
                                                              -------     -------      -------      ------
Net asset value, end of period                                $ 9.490     $10.150      $10.690      $9.540
                                                              =======     =======      =======      ======
Total return(3)                                                (2.11%)      2.32%       13.05%      12.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $13,980     $15,327       $5,143      $2,244
Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              0.78%       0.80%        1.24%       1.24%
Ratio of net investment income
   to average net assets                                        1.18%       1.23%        1.25%       1.41%
Ratio of net investment income
   to average net assets prior to expense
   limitation and expenses paid indirectly                      1.15%       1.18%        0.76%       0.92%
Portfolio turnover                                               101%        130%         111%         74%
----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

How to read the
Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) from investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions - Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

How to use this glossary

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.


Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Russell 1000 Value Index
The Russell 1000 Value Index; an unmanaged index that measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's Prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Diversified
Value Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800 510-4015

Delaphone Service
800 362-FUND (800 362-3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-750

Delaware Diversified Value Fund
                           CUSIP          NASDAQ
                           -----          ------
Institutional Class      24610C857        DDVIX






Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)





PR-459 [--] IVES 5/02

                         DELAWARE GROUP EQUITY FUNDS II

                       Delaware Decatur Equity Income Fund
                         Delaware Diversified Value Fund
                         Delaware Growth and Income Fund
                         Delaware Social Awareness Fund

              Supplement to the Statement of Additional Information
                             dated January 31, 2002


The following amends the Statement of Additional Information in respect to the Delaware Diversified Value Fund:


         From the commencement of operations, Delaware Management Company has elected to waive, on a voluntary basis, that portion, if any, of the annual management fee payable by the Delaware Diversified Value Fund (the "Fund") and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 0.75% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses). This waiver of fees and payment of expenses will be extended through April 30, 2002.

         Beginning May 1, 2002, Delaware Management Company has elected to waive, on a contractual basis, that portion, if any, of the annual management fee payable by the Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed, on an annual basis, 1.20% (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) through January 31, 2003.

         From the commencement of operations through April 30, 2002, Delaware Distributors, L.P. (the "Distributor") elected to voluntarily waive 12b-1 Plan expenses for each Class of the Delaware Diversified Value Fund. Beginning May 1, 2002, the Fund commenced paying 12b-1 Plan expenses of an amount of 0.30% of average daily net assets for Class A shares and 1.00% for Class B and Class C shares. The Distributor has voluntarily elected to waive its right to receive 12b-1 Plan expenses with respect to Class A Shares of the Fund to the extent necessary to ensure 12b-1 Plan expenses for such Class do not exceed 0.25% of average daily net assets through January 31, 2003.



This Supplement is dated May 1, 2002.